CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mercury Interactive Corporation (the Company) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Amnon Landan, Chief Executive Officer of Mercury Interactive, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2003

/S/ AMNON LANDAN

Amnon Landan
President, Chief Executive Officer and Chairman of the Board

A signed original of this written statement required by Section 906 has been provided to Mercury Interactive Corporation and will be retained by Mercury Interactive Corporation and furnished to the Securities and Exchange Commission or its staff upon request.